Supplement dated May 29, 2019 to your variable annuity Prospectus dated May 1, 2019 for the Pacific Destinations, Pacific Destinations B, and Pacific Destinations O-Series variable annuity contracts issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in your Contract Prospectus unless otherwise defined herein. "We," "us," or "our" refer to Pacific Life Insurance Company; "you" or "your" refer to the Contract Owner.

This supplement must be preceded or accompanied by the Contract Prospectus, as supplemented.

Pacific Select Fund Portfolio Manager/Subadviser Changes

The Manager/Subadviser for the Emerging Markets Portfolio will change from OppenheimerFunds, Inc. to Invesco Advisers, Inc.

The Manager/Subadviser for the Main Street® Core Portfolio is changed from OppenheimerFunds, Inc. to Invesco Advisers, Inc.

For more information on the subadviser changes, see the Pacific Select Fund Prospectus. You can obtain a Pacific Select Fund prospectus and any supplements by contacting your financial advisor or online at www.PacificLife.com/PacificSelectFund.html.

Form No. DESUP0519